UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 20, 2020

Date of Report (Date of earliest event reported)

DASEKE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37509 (Commission File Number)	47-3913221 (IRS Employer Identification No.)

15455 Dallas Parkway, Suite 550 Addison, Texas		75001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 248-0412

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DSKE	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

Item 5.02.           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Employment Agreement, Target Award, and Turn-Around Award with Mr. Chris Easter

On April 20, 2020, Daseke, Inc. (the “Company”) and Chris Easter, the Chief Executive Officer (“CEO”) of the Company, entered into an Amended and Restated Employment Agreement (the “Easter Employment Agreement”). Also on April 20, 2020, in connection therewith, Mr. Easter was granted a nonqualified stock option award with respect to 652,200 shares of the Company’s common stock (the “Easter Target Award” and, the agreement memorializing such award, the “Easter Target Award Agreement”) and a performance stock unit award with respect to 755,400 shares of the Company’s common stock (the “Easter Turn-Around Award” and, the agreement memorializing such award, the “Easter Turn-Around Award”), which were approved by the Compensation Committee of the Board of Directors of the Company (respectively, the “Compensation Committee” and the “Board”) and the Board.

The Easter Employment Agreement provides that (1) Mr. Easter will continue to serve as the CEO of the Company and will perform the duties assigned to him by, and will report to, the Board; (2) Mr. Easter’s employment will be on an at-will basis and there will be no fixed employment period; (3) Mr. Easter will be entitled to an annualized base salary of $700,000; (4) Mr. Easter will be eligible to earn an annual discretionary bonus with a target value of 100% of his base salary; (5) Mr. Easter will be eligible to participate in the Company’s 2017 Omnibus Incentive Plan, as amended (the “Plan”), with a target annual award having a grant date fair value equal to 150% of Mr. Easter’s base salary (with the Easter Target Award constituting such award for 2020); and (6) Mr. Easter will receive the Easter Turn-Around Award.

Under the Easter Employment Agreement, if Mr. Easter’s employment is terminated by the Company without Cause (as defined in the Easter Employment Agreement) or if Mr. Easter resigns for Good Reason (as defined in the Easter Employment Agreement, and which includes certain change in control events), Mr. Easter will be entitled to, subject to his execution and non-revocation of a release of claims against the Company: (1) a severance amount equal to the sum of (A) 24 months of base salary plus (B) a pro rata portion of his target annual bonus for the year in which he is terminated; (2) up to 24 months of Company-subsidized COBRA coverage; and (3) the accelerated vesting of any outstanding equity awards, with performance-based conditions vesting on actual achievement of the applicable performance-based conditions, except for the Easter Target Award and the Easter Turn-Around Award, which provide for accelerated vesting in the circumstances described below. If Mr. Easter’s employment is terminated due to his death or disability, Mr. Easter will be entitled to, subject to his execution and non-revocation of a release of claims against the Company: (1) a pro rata portion of his target annual bonus for the year in which he is terminated; and (2) the accelerated vesting of any outstanding equity awards that would have vested in the year of termination, with performance-based conditions vesting on actual achievement of the applicable performance-based conditions, except for the Easter Target Award and the Easter Turn-Around Award, which provide for accelerated vesting in the circumstances described below.

The Easter Employment Agreement also entitles Mr. Easter to the Company’s customary employee benefits and bounds him to restrictive covenants regarding confidentiality, non-competition and non-solicitation, and the Company’s ownership of intellectual property.

The Easter Target Award Agreement provides for nonqualified stock options to purchase up to 652,200 shares of the Company’s common stock, with an exercise price of $1.38 per share (the closing price of the Company’s common stock on April 20, 2020), which options are scheduled to vest in three equal annual installments, subject to Mr. Easter’s continued employment. The unvested portion of the Easter Target Award will become vested in full upon (1) a Change in Control (as defined in the Plan) if no replacement award is provided; (2) Mr. Easter’s termination without Cause (as defined in the Easter Employment Agreement); or (3) Mr. Easter’s resignation for Good Reason (as defined in the Easter Employment Agreement). If Mr. Easter’s employment terminates due to his death or disability, the unvested portion of the Easter Target Award that would have vested in the year of termination will become vested.

The Easter Turn-Around Award Agreement provides for 755,400 performance stock units that are eligible to vest at the end of a three-year performance period subject to the achievement of specified stock price hurdles and Mr. Easter’s continued employment. Upon (1) a Change in Control (as defined in the Plan) if no replacement award is provided; (2) Mr. Easter’s termination without Cause (as defined in the Easter Employment Agreement); (3) Mr. Easter’s resignation for Good Reason (as defined in the Easter Employment Agreement); or (4) Mr. Easter’s death or disability, the Easter Turn-Around Award will vest based on actual achievement of the applicable performance-based conditions.

If the Plan does not contain a sufficient number of shares to cover the Company’s obligations under the Easter Target Award or the Easter Turn-Around Award, the awards will be settled in cash.

The foregoing descriptions of the material terms of the Easter Employment Agreement, Easter Target Award Agreement, and Easter Turn-Around Award Agreement are not complete and are qualified in their entirety by reference to the full text of the Easter Employment Agreement, Easter Target Award Agreement, and Easter Turn-Around Award Agreement, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020.

Appointment of Principal Financial Officer; Employment Agreement, Target Award, Turn-Around Award, Make-Whole Award with Jason Bates

On April 20, 2020, the Company appointed Jason Bates, age 42, as the Chief Financial Officer (“CFO”) of the Company. There are no family relationships between Mr. Bates and any director or executive officer of the Company that are required to be disclosed pursuant to Item 401(d) of Regulation S-K, and there are no transactions between the Company and Mr. Bates that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Bates most recently served as Executive Vice President and Chief Financial Officer of USA Truck Inc., a North American truckload carrier and logistics brokerage provider, a position he has held since May 2017. Prior to that, Mr. Bates served as Vice President of Finance, and Investor Relations Officer of Swift Transportation Company, a multi-faceted transportation services company (“Swift”), from December 2010 to April 2017. Mr. Bates joined Swift in 2003, and during his tenure, served in various financial leadership roles, including responsibility for financial planning and analysis, business and data analytics, strategic reporting, business intelligence, revenue and transactional services, treasury, and investor relations. Prior to his appointment as Vice President of Finance and Investor Relations Officer, he served as Swift’s Vice President and Assistant Treasurer. Prior to Swift, he served in a variety of finance and accounting leadership roles for Honeywell International. Mr. Bates completed his Bachelor of Science degree in business at Brigham Young University, and obtained his Master’s degree in business administration from Arizona State University.

In connection with Mr. Bates’ appointment as the Company’s CFO, on April 20, 2020, he and the Company entered into an Employment Agreement (the “Bates Employment Agreement”). Also on April 20, 2020, in connection therewith, Mr. Bates was granted the following inducement awards: (1) a nonqualified option award agreement with respect to 223,600 shares of the Company’s common stock (the “Bates Target Award” and, the agreement memorializing such award, the “Bates Target Award Agreement”); (2) a performance stock unit award agreement with respect to 388,500 shares of the Company’s common stock (the “Bates Turn-Around Award” and, the agreement memorializing such award, the “Bates Turn-Around Award Agreement”); and (3) a nonqualified option award agreement with respect to 186,300 shares of the Company’s common stock (the “Bates Make-Whole Award” and, the agreement memorializing such award, the “Bates Make-Whole Award Agreement”), which were approved by the Compensation Committee and the Board.

The Bates Employment Agreement provides that (1) Mr. Bates will serve as the Executive Vice President and CFO of the Company and will perform the duties assigned to him by the Board or the CEO or their respective designees; (2) Mr. Bates’ employment will be on an at-will basis and there will be no fixed employment period; (3) Mr. Bates will be entitled to an annualized base salary of $450,000; (4) Mr. Bates will be eligible to earn an annual discretionary bonus with target value of 75% of his base salary; (5) Mr. Bates will be eligible to participate in the Plan, with a target annual award having a grant date fair value equal to 80% of Mr. Bates’ base salary (with the Bates Target Award constituting such award for 2020); (6) Mr. Bates will receive the Bates Turn-Around Award; (7) Mr. Bates will receive the Bates Make-Whole Award; (8) Mr. Bates will be entitled to receive a sign-on award in the form of a one-time cash payment of $75,000; and (9) Mr. Bates will be entitled to a one-time relocation award in the form of a one-time cash payment of $250,000.

Under the Bates Employment Agreement, if Mr. Bates’ employment is terminated by the Company without Cause (as defined in the Bates Employment Agreement) or if Mr. Bates resigns for Good Reason (as defined in the Bates Employment Agreement), Mr. Bates will be entitled to, subject to his execution and non-revocation of a release of claims against the Company: (1) a severance amount equal to the sum of (A) 18 months of base salary plus (B) a pro rata portion of his target annual bonus for the year in which he is terminated; (2) up to 18 months of Company-subsidized COBRA coverage; and (3) the accelerated vesting of any outstanding equity awards, with performance-based conditions vesting on actual achievement of the applicable performance-based conditions, except for the Bates Target Award, the Bates Turn-Around Award, and the Bates Make Whole Award, which provide for accelerated vesting in the circumstances described below. If Mr. Bates’ employment is terminated due to his death or disability, Mr. Bates will be entitled to, subject to his execution and non-revocation of a release of claims against the Company: (i) a pro rata portion of his target annual bonus for the year in which he is terminated; and (ii) the accelerated vesting of any outstanding equity awards that would have vested in the year of termination, with performance-based conditions vesting on actual achievement of the applicable performance-based conditions, except for the Bates Target Award, the Bates Turn-Around Award, and the Bates Make-Whole Award, which provide for accelerated vesting in the circumstances described below.

The Bates Employment Agreement also entitles Mr. Bates to the Company’s customary employee benefits and bounds him to restrictive covenants regarding confidentiality, non-competition and non-solicitation, and the Company’s ownership of intellectual property.

The Bates Target Award Agreement provides for nonqualified stock options to purchase up to 223,600 shares of the Company’s common stock, with an exercise price of $1.38 per share (the closing price of the Company’s common stock on April 20, 2020), which options are scheduled to vest in three equal annual installments, subject to Mr. Bates’ continued employment. The unvested portion of the Bates Target Award will become vested in full upon (1) a Change in Control (as defined in the Plan) if no replacement award is provided; (2) Mr. Bates’ termination without Cause (as defined in the Bates Employment Agreement); or (3) Mr. Bates’ resignation for Good (as defined in the Bates Employment Agreement). If Mr. Bates’ employment terminates due to his death or disability, the unvested portion of the Bates Target Award that would have vested in the year of termination will become vested.

The Bates Turn-Around Award Agreement provides for 388,500 performance stock units that are eligible to vest at the end of a three-year performance period subject to the achievement of specified stock price hurdles and Mr. Bates’ continued employment. Upon (1) a Change in Control (as defined in the Plan) if no replacement award is provided; (2) Mr. Bates’ termination without Cause (as defined in the Bates Employment Agreement); (3) Mr. Bates’ resignation for Good (as defined in the Bates Employment Agreement); or (4) Mr. Bates’ death or disability, the Bates Turn-Around Award will vest based on actual achievement of the applicable performance-based conditions.

The Bates Target Make-Whole Agreement provides for nonqualified stock options to purchase up to 186,300 shares of the Company’s common stock, with an exercise price of $1.38 per share (the closing price of the Company’s common stock on April 20, 2020), which options are scheduled to vest in three equal annual installments, subject to Mr. Bates’ continued employment. The unvested portion of the Bates Make-Whole Award will become vested in full upon (1) a Change in Control (as defined in the Plan) if no replacement award is provided; (2) Mr. Bates’ termination without Cause (as defined in the Bates Employment Agreement); or (3) Mr. Bates’ resignation for Good (as defined in the Bates Employment Agreement). If Mr. Bates’ employment terminates due to his death or disability, the unvested portion of the Bates Make-Whole Award that would have vested in the year of termination will become vested.

The foregoing descriptions of the material terms of the Bates Employment Agreement, Bates Target Award Agreement, Bates Turn-Around Award Agreement, and Bates Make-Whole Agreement are not complete and are qualified in their entirety by reference to the full text of the Bates Employment Agreement, Bates Target Award Agreement, Bates Turn-Around Award Agreement, and Bates Make-Whole Agreement, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DASEKE, INC.

April 24, 2020	By:	/s/ Christopher Easter
	Name:	Christopher Easter
	Title:	Chief Executive Officer, Chief Operating Officer and Director